SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES EXCHANGE ACT OF 1934
                              (AMENDMENT NO._____)


  Filed by the Registrant                                    [X]

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[ ]  Preliminary Proxy Statement

[ ] Confidential, for use of the Commission only (as permitted by Rule 14a-6(e)(2))

[X]  Definitive Proxy Statement

[ ]  Definitive Additional Materials

[ ]  Soliciting Material Pursuant to ss. 240.14a-11(c) or ss. 240.14a-12

                                 NVE CORPORATION
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                 (Name of Registrant as Specified in its Charter)


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
                         ------------------------------
                                NVE CORPORATION
                            11409 VALLEY VIEW ROAD
                         EDEN PRAIRIE, MINNESOTA 55344
                         ------------------------------

                         NOTICE AND PROXY STATEMENT FOR
                         ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD JULY 19, 2001

To the Shareholders of NVE Corporation:

The Annual Meeting of Shareholders of NVE Corporation (the "Company") will be held at the Marriott City Center Hotel, 30 South Seventh Street, Minneapolis, Minnesota 55402, on Thursday, July 19, 2001 at 3:30 p.m. Central Daylight Time, for the following purposes:

         1.       To elect five directors for a term of one year.

         2. To amend the 2000 NVE Corporation Stock Option Plan to increase the number of shares reserved for issuance under the Plan from 2,000,000 to 5,000,000 shares.

         3.       To approve adoption of the 2001 NVE Employee Stock
                  Purchase Plan

         4.       To engage independent auditors for the current fiscal year.

         5. To consider and act on such other business as may properly come before the meeting or any adjournment or adjournments thereof.

The Company's Board of Directors has fixed the close of business on June 1, 2001 as the record date for the determination of shareholders entitled to receive notice of and to vote at the meeting and any adjournment thereof.

                                       By Order of the Board of Directors


                                       Richard George
                                       Secretary

June 15, 2001

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WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE AND SIGN
THE ENCLOSED PROXY AND MAIL IT PROMPTLY IN THE ENCLOSED ENVELOPE IN ORDER TO ENSURE REPRESENTATION OF YOUR SHARES.
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
                         ------------------------------
                                NVE CORPORATION
                            11409 VALLEY VIEW ROAD
                         EDEN PRAIRIE, MINNESOTA 55344
                         ------------------------------


                                 PROXY STATEMENT

                 ANNUAL MEETING OF SHAREHOLDERS, JULY 19, 2001

         This Proxy Statement is furnished to shareholders of NVE Corporation, a Minnesota corporation ("NVE" or the "Company"), in connection with the solicitation of proxies by the Board of Directors of the Company for use at the annual meeting of shareholders to be held on Thursday, July 19, 2001 at 3:30 p.m. Minneapolis time at the Marriott City Center Hotel, 30 South Seventh Street, Minneapolis, Minnesota 55402,and at any adjournment thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders. This Proxy Statement and the accompanying form of Proxy were first mailed to shareholders of the Company on or about June 15, 2001.

                     SOLICITATION AND REVOCATION OF PROXIES

         The costs and expenses of solicitation of proxies will be paid by the Company. In addition to the use of the mails, proxies may be solicited by directors, officers and regular employees of the Company personally or by telephone, but such persons will not be specifically compensated for such services.

         Proxies in the form enclosed are solicited on behalf of the Board of Directors. Any shareholder giving a proxy in such form may revoke it either by submitting a new proxy card or by completing a ballot at the meeting at any time before it is exercised. Such proxies, if received in time for voting and not revoked, will be voted at the annual meeting in accordance with the specification indicated thereon. If no specification is indicated on a proxy, such proxy will be voted in favor of Proposals 1, 2, 3 and 4 described herein.

                          VOTING SECURITIES AND RIGHTS

         Only shareholders of record at the close of business on June 1, 2001 are entitled to execute proxies or to vote at the annual meeting. As of said date there were outstanding 16,921,228 shares of the Company's common stock, $.01 par value per share (the "Common Stock"). Each holder of Common Stock is entitled to one vote for each share held with respect to the matters mentioned in the foregoing Notice of Annual Meeting of Shareholders and any other matters that may properly come before the meeting. A majority of the outstanding shares entitled to vote are required to constitute a quorum at the meeting. The affirmative vote of a majority of the Common Stock present, in person or by proxy, and entitled to vote at the annual meeting, is required to approve the matters mentioned in the foregoing Notice of Annual Meeting. Proxies indicating abstention from a vote and broker non-votes will be counted toward determining whether a quorum is present at the meeting, but will not be counted toward determining if a majority of the Common Stock present has voted affirmatively.

      OWNERSHIP OF VOTING SECURITIES BY PRINCIPAL HOLDERS AND MANAGEMENT

         The following table sets forth certain information as of March 31, 2001 with respect to the Company's Common Stock beneficially owned by each director, by each nominee for director, by each person known to the Company to beneficially own more than five percent of the Company's Common Stock, based solely upon filings made by such persons under Section 13 of the Securities Exchange Act of 1934 (the "Exchange Act"), by each named executive officer set forth in the compensation table and by all executive officers and directors as a group.

        NAME                           ADDRESS            SHARES OWNED   PERCENT
        ----                           -------            ------------   -------
Norwest Equity Partners(1)     3600 IDS Center             7,577,434        45%
                               80 S. 8th St.
                               Minneapolis, MN 55402

James Daughton                 18687 Melrose Chase         2,814,382(2)     17%
                               Eden Prairie, MN 55347

Motorola, Inc.                 c/o Don McLellan            1,750,000        10%
                               1303 East Allonquin Rd.
                               Schaumberg, IL 60196

Richard George                 5145 Tifton Dr.               502,250(3)      3%
                               Edina, MN 55439

Robert Irish                   17910-39th Place North        189,260(4)      1%
                               Plymouth, MN 55446-1318

Daniel A. Baker                11409 Valley View Rd.
                               Eden Prairie, MN 55344        177,000(5)      1%

John Myers                     11409 Valley View Rd.
                               Eden Prairie, MN 55344        158,958(6)      1%

Alexander Templeton            11409 Valley View Rd.
                               Eden Prairie, MN 55344         39,375(7)      *

Terrence Glarner               3600 IDS Center                31,200(8)      *
                               80 S. 8th St.
                               Minneapolis, MN 55402

Herbert Goronkin               8641 S. Willow Dr.                  0         *
                               Tempe, AZ 85284

All Company directors, officers and owners                 13,239,859       78%
of more than 5% of the stock as a group (10 persons)

* Less than 1%

(1) Includes shares held by Norwest Equity Partners IV, LLP, and Norwest Equity Partners V, LLP.

(2) Includes 113,750 shares issuable upon the exercise of options that are currently or will become exercisable within 60 days of March 31, 2001. Excludes unvested options to purchase up to 61,250 shares of common stock of the Company.

(3) Includes 29,750 shares issuable upon the exercise of options that are currently or will become exercisable within 60 days of March 31, 2001. Excludes unvested options to purchase up to 5,250 shares of common stock of the Company.

(4) Includes shares of common stock of the Company controlled by Mr. Irish in various accounts. Includes 7,000 shares issuable upon the exercise of options that are currently or will become exercisable within 60 days of March 31, 2001.

(5) Includes 175,000 shares issuable upon the exercise of options that are currently or will become exercisable within 60 days of March 31, 2001. Excludes unvested options to purchase up to 525,000 shares of common stock of the Company.

(6) Consists of 158,958 shares issuable upon the exercise of options that are currently or will become exercisable within 60 days of March 31, 2001. Excludes unvested options to purchase up to 191,042 shares of common stock of the Company.

(7) Consists of 39,375 shares issuable upon the exercise of options that are currently or will become exercisable within 60 days of March 31, 2001. Excludes unvested options to purchase up to 48,125 shares of common stock of the Company.

(8) Includes 28,000 shares issuable upon the exercise of options that are currently or will become exercisable within 60 days of March 31, 2001.

                                   PROPOSAL 1
                         ELECTION OF BOARD OF DIRECTORS

         The Board of Directors has set the number of directors at five. All five directors are to be elected at the annual meeting to serve until the 2002 annual meeting of shareholders. The Board of Directors has nominated the following persons for election:

  TERRENCE GLARNER, DANIEL A. BAKER, JAMES DAUGHTON, HERBERT GORONKIN, AND
                               ROBERT IRISH


         All of the nominees for election as directors are presently directors of the Company. The Board of Directors has no reason to believe that any of the nominees will be unable to serve as a director. It is the intention of the individuals named as proxies to vote for the nominees. If any nominee should be unable to serve as a director, it is the intention of the individuals named as proxies to vote for the election of such person or persons as the Board of Directors may, in its discretion, recommend.

         The affirmative vote of a majority of the Common Shares present, in person or by proxy, and entitled to vote at the annual meeting is required to elect each director.

         Information regarding the persons nominated for election as directors is as follows:
                   NOMINEES FOR ELECTION TO BOARD OF DIRECTORS

      NOMINEE AND PRINCIPAL OCCUPATION               AGE      DIRECTOR SINCE
      ------------------------------------------    -----    ----------------
      Terrence Glarner                               58            1999
         President, West Concord Ventures, Inc.

      Daniel A. Baker                                43            2001
         President and Chief Executive Officer
         NVE Corporation

      James Daughton                                 64            1989
         Chief Technical Officer
         NVE Corporation

      Herbert Goronkin                               65            1995
         Vice President
         Motorola Laboratories

      Robert Irish                                   61            1992
         Consultant

         Terrence Glarner, Director and Chairman of the Board, age 58, has been a director since August, 1999, and Chairman since January, 2001.
Since February, 1993, Mr. Glarner has been the President of West Concord Ventures, Inc. Mr. Glarner also consults with Norwest Venture Capital, an entity affiliated with Norwest Growth Fund, Inc. Prior to starting West Concord Ventures, Inc., Mr. Glarner was the President of North Star Ventures, Inc. from 1988 to February 1993, a firm which he joined in 1976. From 1968 to 1976, Mr. Glarner was a Securities Analyst and Vice President in the Research Department of Dain Bosworth, Inc. Mr. Glarner has a B.A. in English from the University of St. Thomas, a J.D. from the University of Minnesota School of Law and is a Chartered Financial Analyst. Mr. Glarner supervised investments in approximately 100 small companies during his involvement with North Star Ventures. Mr. Glarner currently serves as a director on the following publicly held companies: Aetrium, Cima Labs, Datakey, FSI, and SpectraScience. He is also a director of Oncotech, Inc.

         Daniel A. Baker, President, Chief Executive Officer and Director, age 43, was elected as an officer and director of the Company in January, 2001. He previously served as the President, Chief Executive Officer and Director of Printware, Inc., from 1993 to the time he joined the Company. Dr. Baker has 25 years of experience in high-tech industries and has held executive positions with both Minntech Corporation and Percom Data Corporation. He personally holds 15 patents. Dr. Baker earned Ph.D. and M.S. degrees in engineering from the University of Minnesota, an M.B.A. in finance from the University of Minnesota, and a B.S. in engineering from Case Western Reserve University.

         James Daughton, Chief Technical Officer and Director, age 64, has been a director of the Company since its inception and Chief Technical Officer since January, 2001. Prior to January 2001, Dr. Daughton had served as NVE's Chairman and Chief Executive Officer. From 1974 to 1989, Dr. Daughton held various positions in research and product development, including the position of Vice President of The Solid State Development Center for Honeywell, Inc. From 1964 to 1974, Dr. Daughton held various positions in the development of magnetic and semiconductor memory devices for IBM Corporation. Dr. Daughton received a doctorate in electrical engineering from Iowa State University in 1963. He is a member of advisory boards at Iowa State University and the University of New Orleans, and is an adjunct professor of physics at the University of Minnesota. He has more than 20 issued or pending patents, primarily dealing with thin magnetic films and devices.

         Herbert Goronkin, Director, age 65, has been a director of the Company since 1995. From 1977 to the present, Dr. Goronkin has held various positions including the position of Vice President and Director of the Physical Research Laboratory at Motorola Laboratories in Phoenix, Arizona. Dr. Goronkin has more than 25 patents and has authored numerous papers. He received B.S., M.S. and Doctorate degrees in physics from Temple University in 1961, 1962 and 1973, respectively. He is a Fellow of the IEEE and a member of both the American Physical Society and Sigma Xi.

         Robert Irish, Director, age 61, has been a director of the Company since 1992. Additionally, Mr. Irish was a founding investor in NVE. Mr. Irish recently formed the RICE Group to consult in Information Technology. Since 1994, Mr. Irish has held a number of sales, consulting and technical positions, most recently with Compuware and Prodea Software. From 1988 to 1994, Mr. Irish acted as a consultant and co-investor with Norwest Venture Capital. From 1981 to 1988, Mr. Irish was the Executive Vice President of Centron DPL, responsible for technical marketing, product marketing and research and development. Prior to that time, from 1966 to 1981, Mr. Irish worked at IBM in management, sales and systems. Mr. Irish attended Rensselaer Polytechnic Institute and received a B.S. in Physics from Syracuse University in 1965. He has three issued patents dealing with magnetic intrusion detection systems.

                      COMMITTEES OF THE BOARD OF DIRECTORS

         There were six meetings of the Board of Directors during the year ended March 31, 2001 ("Fiscal 2001"). The Board of Directors has established Audit and Compensation Committees. Both committees consist of Mssrs. Glarner, Goronkin, and Irish. The Audit Committee charter is included as Exhibit A to this statement. The Audit Committee met once in fiscal year 2001.

         The Compensation Committee reviews and recommends to the Board of Directors the compensation guidelines for executive officers and other key personnel and the composition and levels of participation in incentive compensation, fringe benefits and retirement benefits for all employees. In addition, the committee oversees administration of the Company's 2000 Stock Option Plan . The Compensation Committee was formed late in fiscal year 2001, and did not meet in fiscal year 2001. Prior to the formation of the Compensation Committee, the full Board of Directors acted as a compensation committee.

         Each of the directors attended at least 75% of all of the meetings of the Board of Directors and applicable committees held while each was a director during such fiscal year.

         The Audit Committee Charter and the Report of the Audit Committee are included as Exhibits A and B, respectively, to this Proxy Statement.

                REMUNERATION OF MEMBERS OF THE BOARD OF DIRECTORS

         Non-employee members of the Board of Directors receive no cash compensation for their service on the Board. Mr. Irish is affiliated with a consulting company which received $12,848 for services provided to the Company in fiscal year 2001. Non-employee Directors receive an option to purchase 30,000 shares upon initial election and 10,000 on each reelection to the Board of Directors.

                             EXECUTIVE COMPENSATION

         The following table sets forth the compensation paid in each of the past three fiscal years to the individuals who served as the Company's Chief Executive Officer during Fiscal 2001 and each of the next most highly compensated executive officers whose total annual salary and bonus for Fiscal 2001 exceeded $100,000 ("Named Executive Officers"):

                                                 ANNUAL                OTHER
                                              COMPENSATION          COMPENSATION
                                         ---------------------      ------------
NAME AND TITLE             FISCAL YEAR   SALARY         BONUS
--------------             -----------   ------         ------

Daniel A. Baker(1)            2001        $31,186             0        $7,173(3)
   President and CEO

James Daughton(2)             2001       $150,000             0       $34,500(3)
   Chief Technical Officer    2000       $140,000       $80,000       $32,200(3)
                              1999       $145,000       $40,000       $33,350(3)

John Myers                    2001       $107,600             0       $24,748(3)
   Vice President             2000       $103,040             0       $23,699(3)
                              1999        $97,920       $25,000       $22,522(3)

Alexander Templeton(4)        2001       $100,700             0       $23,161(3)
   Director, Isolator         2000        $24,700             0        $5,681(3)
   Product Engineering

(1)      Dr. Baker was appointed President and CEO January 29, 2001.

(2) Dr. Daughton was Chairman and CEO until assuming the position of Chief Technical Officer January 29, 2001.

(3) Representing 2% matching contributions to the Company's Employee Retirement 401(k), together with other fringe benefits such as insurance premiums.

(4)      Mr. Templeton joined the Company in fiscal year 2000.

         The following table indicates the extent to which the company used stock options for executive compensation purposes in Fiscal 2001 for the Named Executive Officers:

                        OPTION GRANTS DURING FISCAL YEAR 2001

                                                    PERCENT OF TOTAL
                           NUMBER OF SECURITIES      OPTIONS GRANTED
                            UNDERLYING OPTIONS    TO EMPLOYEES IN FISCAL   EXERCISE OR   EXPIRATION
NAME                            GRANTED (#)               YEAR             BASE PRICE       DATE
------------------------   --------------------   ----------------------   -----------   ----------
Daniel A. Baker                 700,000                     71%             $1.31562       1/29/11
   President and CEO

     AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END
                                OPTION VALUES

         There were no exercise of stock options during the last completed fiscal year by executive officers named in the Summary Compensation Table.

                              EMPLOYMENT AGREEMENT

         Daniel A. Baker has an employment agreement with the Company, which sets Dr. Baker's salary initially at $175,000 per year. The agreement may be terminated by either the Company or the employee upon thirty days written notice. In addition, the Company may terminate Dr. Baker's employment for cause and upon his death or incapacity. The agreement contains non-competition, confidentiality and assignment of invention provisions benefiting the Company.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Exchange Act requires the Company's directors and executive officers, and persons who own more than ten percent of a registered class of the Company's equity securities, to file with the Securities and Exchange Commission ("SEC") initial reports of ownership and changes in ownership of Common Shares and other equity securities of the Company. Officers, directors and greater than ten percent shareholders are required by SEC regulation to furnish the Company with all Section 16(a) forms they file.

         To the Company's knowledge, based solely on review of the copies of such reports furnished to the Company and written representations that no other reports were required, all required Section 16(a) filings applicable to officers, directors and greater than ten percent shareholders in fiscal year 2001 were timely filed, except for Mssrs. Baker, Daughton, George, Glarner, Goronkin, and Irish, whose initial statements of beneficial ownership were filed late.

                                   PROPOSAL NO. 2
        AMENDMENT TO THE 2000 STOCK OPTION PLAN TO INCREASE THE SHARES
 RESERVED FOR ISSUANCE UNDER THE PLAN FROM 2,000,000 SHARES TO 5,000,000 SHARES

General
         The 2000 Stock Option Plan (the "Plan") was approved by the Board of Directors of the Company (the "Board") and the shareholders effective November 20, 2000. A maximum of 2,000,000 shares of common stock of the Company, $.01 par value ("Common Stock"), are currently reserved for issuance under the Plan. On June 1, 2001, the Board unanimously approved an amendment to Section 7.1 of the Plan, subject to shareholder approval, to increase by 3,000,000 shares the number of shares of Common Stock reserved for issuance under the Plan (the "Proposed Amendment").

Reasons for the Proposed Amendment
         The Company relies on stock options as an essential part of its compensation package to attract and retain experienced directors, officers and employees. As such, the Board believes that increasing the number of shares of Common Stock reserved for issuance under the Plan is in the best interests of the Company and its shareholders in order for the Company to continue to provide participating officers, directors, employees and other persons or entities with long-term, equity based incentives. The following summary of the Plan is qualified in its entirety by reference to the full text of the Plan, a copy of which is attached as Exhibit C to the electronic copy of this Proxy Statement filed with the SEC and may be accessed from the SEC's home page (www.sec.gov). Additionally, a copy of the Plan may be obtained by making a written request to Richard George, the Chief Financial Officer of the Company.

Summary of the Plan
         Eligibility and Administration. All employees and consultants of the Company, including officers and directors of the Company, are eligible to receive options under the Plan. The approximate number of persons eligible to receive options under the Plan is 35. The Plan authorizes the granting of options to purchase up to 2,000,000 shares of Common Stock of the Company ("Stock"). The shares of Common Stock subject to the options will generally be made available from authorized but unissued shares of Common Stock. The Board is recommending under this Proposal No. 2 that the shareholders approve an amendment to increase the number of shares of Common Stock reserved under the Plan to 5,000,000 shares.

         The Plan is to be administered by the Board, or a committee thereof (the "Committee"), which consists of no less than two members of the Board, each member being a "non-employee director," within the meaning of the applicable rules of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). The Committee has full authority, except as limited by law, the Articles of Incorporation or the Bylaws of the Company, to, among other things, award options under the Plan, and determine the size, type and terms and conditions thereof; to construe and interpret the Plan; and to take all other action deemed appropriate for administration of the Plan.

         As the Committee, in its sole discretion, determines the employees and consultants who may participate in the Plan, as well as the amount of their options, it is not possible to state the name or positions of, or the number of options that may be granted to, the Company's employees and consultants in the future.

         Incentive Stock Options and Nonstatutory Options. The Plan provides both for incentive stock options ("Incentive Stock Options"), which are specifically tailored to the provisions of the Internal Revenue Code of 1986, as amended (the "Code"), and for options that are not intended to qualify as Incentive Stock Options ("Nonstatutory Options"). Options are typically designated by the Committee at grant as Incentive Stock Options or Nonstatutory Options, however, if an option is granted as an Incentive Stock Options and it does not qualify as such, or ceases to qualify as such, and it is not otherwise terminated, it will be deemed as a Nonstatutory Option for purposes of the Plan. The term "option," as used herein, will mean both Incentive Stock
Options and Nonstatutory Options.

         In order to obtain certain tax benefits, the Plan establishes special rules for Incentive Stock Options. In particular, the Plan provides that Incentive Stock Options may only be granted to employees, that any one individual may not receive a grant of Incentive Stock Options exercisable for the first time during any calendar year in excess of $100,000 (valued at the time of grant), and that the option price per share for Incentive Stock Options must not be less than the fair market value per share of the Common Stock on the date of grant.

         As a result of the application of tax rules limiting the deductibility of certain compensation paid to "named executive officers," certain restrictions also apply to Nonstatutory Options. Although such rules are discussed more fully in the section entitled "Federal Income Tax Consequences," it is important to note that no optionee may be granted options to purchase a number of shares of Common Stock in excess of 1,500,000 in any fiscal year.

         Terms and Conditions of Options. Except as otherwise described in this Proxy Statement, options may be granted under the Plan with such terms and conditions as the Committee may from time to time determine. Options are awarded with an exercise price equal to the fair market value of the Common Stock on the date of grant, and no option may be exercised later than 10 years from the date of the grant. Payment for Common Stock purchased upon the exercise of an option may be made in cash, stock or other cash equivalents or forms acceptable to the Committee.

         Unless otherwise determined by the Committee, options granted under the Plan may not be transferred or assigned and, during the life of the optionee, the options may be exercised only by said optionee. If an optionee's employment is terminated for cause, as defined in the Plan, all options terminate immediately. Unless otherwise determined by the Committee, if an optionee ceases continuous status as an employee or consultant for any reason other than death or disability, the optionee's options may be exercised, subject to the expiration date of the option, for 30 days after such termination, but only to the extent that they were exercisable on the date of termination. If employment is terminated because of death or disability, the options may be exercised (subject to the expiration date of the option) for up to six months after such termination, but only to the extent that such options were exercisable on the date of death or disability.

         Changes in Capitalization and Termination. In the event of a subdivision of the outstanding Common Stock, a declaration of certain dividends, a combination or consolidation of the outstanding Common Stock, a recapitalization, spin-off or similar occurrence, the Committee may adjust the number of shares of Common Stock available for future grants, the number of shares of Common Stock covered by each outstanding option or the exercise price under each outstanding option.

         The Plan will terminate on November 20, 2010. The Board may, at any time, terminate or amend the Plan, except with respect to certain amendments which require shareholder approval under the Code and rules of the Securities and Exchange Commission. In particular, under such rules, any amendment that would materially increase the cost of the Plan to the Company or the benefits to eligible employees would require shareholder approval. No amendment or termination of the Plan by the Board may adversely affect any option previously granted under the Plan without the consent of the optionee.

         Dissolution, Liquidation, Reorganization or Exchange. The Plan provides that in the event of dissolution or liquidation of the Company, the options will terminate immediately prior to such dissolution or liquidation. In the event of a merger, exchange or reorganization of the Company, the agreement of merger, exchange or reorganization shall provide for one of the following events: (a) continuation of the options by the Company, if the Company is the surviving corporation; (b) assumption of the outstanding options by the surviving corporation (or its parent or subsidiary); (c) substitution by the surviving corporation (or its parent or subsidiary) of its own options for the outstanding options; (d) full exercisability or vesting and accelerated expiration of the outstanding options; or (e) settlement of the full value of the outstanding options in cash or cash equivalents followed by cancellation of such options.

Option Information
         As of March 31, 2001, options for the purchase of an aggregate of 2,378,250 shares of Common Stock were outstanding under the Plan, held by 36 persons, with per share prices from $.036 to $1.32 per share and a weighted average exercise price of approximately $.32 per share. The following table sets forth as of March 31, 2001, options granted in the aggregate under the Plan to: (i) the Named Executive Officers, (ii) all current executive officers of the Company as a group, (iii) all current directors of the Company who are not executive officers as a group, (iv) each nominee for election as a director, (v) each associate of any of such directors, executive officers or nominees, (vi) each other person who received or is to receive five percent of such options, and (vii) all employees, including all current officers who are not executive officers, as a group:

Name and Title                                         No. of Options Granted
--------------                                         ----------------------
Daniel A. Baker, President, CEO and Director                       700,000

Richard George, Chief Financial Officer                             35,000

James Daughton, Chief Technical Officer and Director               175,000

John Myers, Vice President                                          35,000

Sandy Templeton, Director of Isolator Product Engineering           87,500

Terrence Glarner, Chairman of the Board                             28,000

Herbert Goronkin, Director                                               -

Robert Irish, Director                                               7,000

All current executive officers as a group (3 persons)              910,000

All current directors who are not executive officers
as a group (3 persons)                                              35,000

All employees, including all current officers
who are not executive officers, as a group (33 persons)          2,378,250

Federal Income Tax Consequences
         The following is a brief summary of the principal federal income tax consequences under current federal income tax laws relating to awards under the Plan. This summary is not intended to be exhaustive and, among other things, does not describe state or local tax consequences.

         In general, an optionee will be subject to tax at the time a Nonstatutory Option is exercised (but not at the time of grant), and he or she will include in ordinary income in the taxable year in which he or she exercises a Nonstatutory Option an amount equal to the difference between the exercise price and the fair market value of the shares of Common Stock acquired on the date of exercise. The Company will generally be entitled to deduct such amount for federal income tax purposes, except as such deductions may be limited by the Revenue Reconciliation Act of 1993 ("1993 Tax Act"), described below. Upon disposition of shares of Common Stock, the appreciation (or depreciation) after the date of exercise will be treated by the optionee as either short-term or long-term capital gain or loss depending on whether the shares of Common Stock have been held for the then-required holding period.

         In general, an optionee will not be subject to tax at the time an Incentive Stock Option is granted or exercised. Upon disposition of the shares of Common Stock acquired upon exercise of an Incentive Stock Option, long-term capital gain or loss will be recognized in an amount equal to the difference between the disposition price and the exercise price, provided that the optionee has not disposed of the Common Stock within two years of the date of grant or within one year from the date of exercise. If the optionee disposes of Common Stock without satisfying both holding period requirements (a "Disqualifying Disposition"), the optionee will recognize ordinary income at the time of such Disqualifying Disposition to the extent of the difference between the exercise price and the lesser of the fair market value of the Common Stock on the date the Incentive Stock Option was exercised or the date of sale. Any remaining gain or loss is treated as short-term or long-term capital gain or loss depending upon how long the Common Stock has been held. The Company is not entitled to a tax deduction upon either the exercise of an Incentive Stock Option or upon disposition of the Common Stock acquired pursuant to such exercise, except to the extent that the optionee recognizes ordinary income in a Disqualifying Disposition, and then only to the extent that such deduction is not limited by the 1993 Tax Act.

         If the optionee pays the exercise price, in full or in part, with previously acquired shares of Common Stock, the exchange will not affect the tax treatment of the exercise. If such exercise is effected using shares of Common Stock previously acquired through the exercise of an Incentive Stock Option, however, the exchange of the previously acquired shares of Common Stock will be considered a disposition of such Common Stock for the purpose of determining whether a Disqualifying Disposition has occurred.

         Under the provisions of the 1993 Tax Act, the Company will be limited as to the deduction that it may take for otherwise deductible compensation payable to executive officers who, on the last day of the fiscal year, are treated as "named executive officers" in the Proxy Statement. The deduction limit on compensation will apply to all compensation, except compensation deemed under the 1993 Tax Act to be "performance-based" and certain compensation related to retirement and other employee benefit plans. The determination of whether compensation related to the Plan is performance-based for purposes of the 1993 Tax Act will be dependent upon a number of factors, including shareholder approval of the Plan, and the exercise price at which options are granted. The 1993 Tax Act also prescribes certain limitations and procedural requirements in order for compensation to qualify as performance-based, including rules which require that in the case of compensation paid in the form of options, the option price be not less than the fair market value of the stock at date of grant and that the plan under which the options are granted states the maximum number of shares of Common Stock with respect to which options may be granted during a specified period to any employee.

Required Vote; Board Recommendation
         The affirmative vote of the holders of a majority of the outstanding shares of Common Stock is required to approve the Amendment to the Company's 2000 Stock Option Plan.

         THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS A VOTE "FOR" THIS PROPOSAL NO. 2.

                                 PROPOSAL NO. 3
                         APPROVAL OF THE ADOPTION OF THE
                        2001 EMPLOYEE STOCK PURCHASE PLAN

General
          On June 1, 2001, the Board of Directors of the Company unanimously adopted, subject to shareholder approval, the 2001 Employee Stock Purchase Plan (the "Purchase Plan"). The Purchase Plan is intended to qualify as an "employee stock purchase plan" under Section 423 of the Code. The maximum number of shares that will be reserved for issuance and available for purchase under the Purchase Plan will be 1,000,000 shares of Common Stock, plus an automatic annual increase equal to the lesser of 100,000 shares of Common Stock or .5% of the shares of Common Stock outstanding on the last day of the immediately preceding fiscal year, or such lesser amount determined by the Board of Directors.

Reasons for Approval of the Purchase Plan
          The Board of Directors of the Company believes that the continued growth and profitability of the Company depends on its ability to maintain a competitive position in attracting, retaining and motivating its employees and that the adoption of the Purchase Plan furthers such objectives by providing a method whereby employees of the Company may acquire a proprietary interest in the Company through the purchase of Common Stock. The following summary of the Purchase Plan is qualified in its entirety by reference to the full text of the Purchase Plan, a copy of which is attached as Exhibit C to the electronic copy of this Proxy Statement filed with the SEC and may be accessed from the SEC's home page (www.sec.gov). Additionally, a copy of the Purchase Plan may be obtained by making a written request to Richard George, the Chief Financial Officer of the Company.

Summary of the Purchase Plan
          Eligibility. Persons eligible to participate in an offering under the Purchase Plan are generally those employees (including directors of the Company who are employees) who (i) are customarily employed on a full-time or part-time basis by the Company and are regularly scheduled to work more than 20 hours per week for more than five (5) months in any calendar year; (ii) are employed by the Company for at least twelve (12) months prior to enrolling in the Purchase Plan; and (iii) are employed by the Company on the first day of the applicable offering period. No employee will be granted an option to participate in the Purchase Plan: (i) if, immediately after the grant, such employee would own capital stock of the Company and/or hold outstanding options to purchase stock possessing five percent or more of the total combined voting power or value of all classes of stock of the Company; or (ii) that permits such employee's rights to purchase stock under all stock purchase plans of the Company to accrue at a rate that exceeds $25,000 in fair market value of such stock (determined at the time such option is granted) for each calendar year in which such option is outstanding at any time. The approximate number of persons eligible to participate in the Purchase Plan is 50. As participation in the Purchase Plan is voluntary, the Company cannot determine the number of shares of Common Stock to be purchased by any particular group or individual.

          Offering Periods. The Purchase Plan consists of consecutive offering periods with a new offering period commencing on the first trading day on or after January 1, April 1, July 1 and October 1 of each year, respectively, and terminating on March 31, June 30, September 30 and December 31 of such year, respectively. The Board of Directors of the Company will have the power to change the duration and frequency of the offering periods with respect to future offerings without shareholder approval if such change is announced at least five (5) days prior to the scheduled beginning of the first offering period to be affected.

          Payroll Deductions. Eligible employees participating in the Purchase Plan may request that the Company withhold up to ten percent (10%) of their compensation to be credited to their account. No interest will accrue on such payroll deductions and an employee may not make any additional payments into such account. An employee may discontinue participation in the Purchase Plan or decrease the rate of payroll deductions not more than once during each offering period. An employee may not increase the rate of payroll deductions during an offering period.

          Grant of Option. On the offering date of each offering period, each eligible employee participating in such offering period will be granted an option to purchase on the purchase date up to the largest number of whole shares of Common Stock of the Company equal to an amount determined as follows: an amount equal to (i) the percentage of the employee's compensation that such employee has elected to have withheld multiplied by (ii) such employee's compensation during the period of the offering, (iii) divided by the purchase price. The maximum number of shares of Common Stock an employee may purchase on each purchase date is 25,000.

          Exercise of Option. Unless an employee withdraws from the Purchase Plan, an employee's option for the purchase of shares will be exercised automatically on each purchase date. Upon exercise, the employee will purchase the maximum number of full shares of Common Stock subject to the option and such shares will be purchased based upon the applicable purchase price and the accumulated payroll deductions in his or her account. No fractional shares will be issued and any money left over in a employee's account after the purchase date will be retained in that employee's account for the subsequent offering period. Any other amounts left over in an employee's account after a Purchase Date will be returned to that employee.

          Purchase Price. The purchase price of the shares of Common Stock to be sold pursuant to any given offering is equal to the lesser of (i) 85% of the fair market value of the shares on the offering date, or (ii) 85% of the fair market value of the shares on the purchase date.

          Changes In Capitalization. In the event of a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of shares of Common Stock effected without receipt of consideration by the Company, the maximum number of shares each employee may purchase on a purchase date and the price per share and the number of shares of Common Stock covered by each option under the Purchase Plan which has not yet been exercised will be proportionately adjusted.

          Corporate Transactions. In the event of the dissolution or liquidation of the Company, any offering period then in progress will terminate immediately prior to the consummation of such action, unless otherwise provided by the Board of Directors of the Company. In the event of the sale of substantially all of the property or stock of the Company, or a merger, consolidation or other capital reorganization of the Company with or into another corporation, or any other transaction or series of related transactions in which the Company's shareholder's immediately prior to such transaction own less than 50% of the voting stock of the Company immediately after such transaction, each option outstanding under the Purchase Plan will be assumed or the equivalent option will be substituted by the successor corporation. In the event that the successor refuses to assume or substitute for outstanding options, each offering period then in progress will be shortened and a new purchase date will be set, as of which date any offering period then in progress will terminate.

          Amendment or Termination. The Board of Directors may at any time terminate or amend the Purchase Plan. No such termination of the Purchase Plan may affect options previously granted, provided that the Purchase Plan or an offering period may be terminated by the Board on a purchase date or by the Board's setting a new purchase date with respect to an offering period then in progress if the Board determines that termination of the Purchase Plan or an offering period is in the best interests of the Company and the shareholders or if continuation of the Purchase Plan or an offering period would cause the Company to incur adverse accounting charges as a result of a change after the effective date of the Purchase Plan.

Federal Income Tax Consequences
          The following is a summary of the federal income tax consequences that generally will arise with respect to participation in the Purchase Plan and with respect to the sale of Common Stock acquired under the Purchase Plan. The Purchase Plan is intended to qualify as an "employee stock purchase plan" within the meaning of Section 423 of the Code and is not a qualified plan under Section 401(a) of the Code.

          Tax Consequences to Participating Employees. In general, an employee participating in the Purchase Plan will not recognize taxable income upon enrolling in the Purchase Plan or upon purchasing shares of Common Stock under the Purchase Plan. Instead, if an employee sells Common Stock acquired under the Purchase Plan at a sale price that exceeds the price at which the employee purchased the Common Stock, then the employee will recognize taxable income in an amount equal to the excess of the sale price of the Common Stock over the price at which the employee purchased the Common Stock. As described below, a portion of that taxable income will be ordinary income, and a portion may be capital gain.

          If the employee sells the Common Stock for more than the purchase price more than one year after acquiring it and more than two years after the grant date, then the employee will recognize ordinary compensation income in an amount equal to the lesser of (i) fifteen percent of the fair market value of the Common Stock on the grant date and (ii) the excess of the sale price of the Common Stock over the price at which the employee purchased the Common Stock. Any further income will be long-term capital gain.

          If the employee sells the Common Stock for more than the purchase price within one year after acquiring it or within two years after the grant date, which sale is referred to as a disqualifying disposition, then the employee will recognize ordinary compensation income in an amount equal to the excess of the fair market value of the Common Stock on the date that it was purchased over the price at which the employee purchased the Common Stock. The employee will also recognize capital gain in an amount equal to the excess of the sale price of the Common Stock over the fair market value of the Common Stock on the date that it was purchased. This capital gain will be a long-term capital gain if the employee has held the Common Stock for more than one year prior to the date of the sale and will be a short-term capital gain if the employee has held the common stock for a shorter period.

          Tax Consequences to the Company. The offering of Common Stock under the Purchase Plan will have no immediate tax consequences to the Company. In general, neither the purchase nor the sale of Common Stock acquired under the Purchase Plan will have any tax consequences to the Company except that the Company will be entitled to a business-expense deduction with respect to any ordinary compensation income recognized by an employee upon making a sale of Common Stock prior to having owned it for at least two years from the date of grant of the option and one year from the date of exercise of the option. Any such deduction will be subject to the limitations of Section 162(m) of the Code.

          Withholding. The amount that a employee elects to have deducted from his or her pay for the purchase of Common Stock under the Purchase Plan constitutes taxable wages and is subject to withholding.

Required Vote; Board Recommendation
          The affirmative vote of the holders of a majority of the outstanding shares of Common Stock is required to approve the 2001 Employee Stock Purchase Plan.

THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS A VOTE "FOR" THIS PROPOSAL
NO. 3.

                                 PROPOSAL 4
                           ENGAGEMENT OF AUDITORS

         At the annual meeting, a resolution will be presented to engage Ernst & Young, LLP, as independent auditors, to audit the financial statements of the Company for the current fiscal year and to perform other appropriate accounting services. Ernst & Young, LLP audited the financial statements of Nonvolatile Electronics, Incorporated (NVE) since the statements of the Company as of and for the year ended December 31, 1990. Prior to the Company's reverse merger with Premis Corporation November 21, 2000, PricewaterhouseCoopers, LLP audited the financial statements of Premis Corporation. Ernst & Young, LLP has advised the Company that it has no direct financial interest or material indirect financial interest in the Company.

         Representatives of Ernst & Young, LLP are expected to be present at the Annual Meeting. They will have the opportunity to make a statement, if they so desire, and will be available to respond to questions of the shareholders.

         The affirmative vote of a majority of the Common Shares present, in person or by proxy, and entitled to vote at the Annual Meeting is required to approve Proposal 3.

         In the event the resolution to engage Ernst & Young, LLP, as independent auditors is approved, the Company plans to file a notice of change in certifying accountant on Form 8-K.

THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS A VOTE "FOR" THIS PROPOSAL
NO. 4.

                            PROPOSALS OF SHAREHOLDERS

         Proposals of shareholders intended to be presented at the Company's next annual meeting of shareholders must be received by the Secretary of NVE Corporation at the Company's executive offices in Eden Prairie, Minnesota, no later than February 15, 2002 for inclusion in the Company's proxy statement and proxy relating to that meeting. Upon receipt of any such proposal, the Company will determine whether or not to include such proposal in its proxy statement and proxy in accordance with regulations governing the solicitation of proxies.

                                  MISCELLANEOUS

         The Board of Directors is not aware that any matter other than those described in the Notice of Annual Meeting of Shareholders to which this Proxy Statement is appended will be presented for action at the meeting. If, however, other matters do properly come before the meeting, it is the intention of the persons named in the proxy to vote the proxied shares in accordance with their best judgment on said matters.

         It is important that proxies be returned promptly with instructions as to voting. Shareholders who do not expect to attend the meeting in person are urged to mark, sign, date and send in the proxies by return mail.

By Order of the Board of Directors

June 15, 2001

                                    EXHIBIT A
                                  NVE CORPORATION
                              AUDIT COMMITTEE CHARTER

Organization
This charter governs the operations of the NVE Corporation Audit Committee (the committee). The committee shall review and reassess the charter at least annually and obtain the approval of the board of directors. The committee shall be appointed by the board of directors and shall comprise at least two directors, a majority of whom are independent of management and the Company. Members of the committee shall be considered independent if they have no relationship that may interfere with the exercise of their independence from management and the Company. All committee members shall be financially literate, (or shall become financially literate within a reasonable period of time after appointment to the committee,) and at least one member shall have accounting or related financial management expertise.

Statement of Policy
The committee shall provide assistance to the board of directors in fulfilling their oversight responsibility relating to the Company's financial statements and the financial reporting process, the systems of internal accounting and financial controls, and the annual independent audit of the Company's financial statements. In so doing, the committee will encourage free and open communication between the committee, the independent auditors and management of the Company. In discharging its oversight role, the committee is empowered to investigate any matter brought to its attention with full access to all books, records, facilities, and personnel of the Company and the power to retain outside counsel or other experts for this purpose.

Responsibilities and Processes
The primary responsibility of the committee is to oversee the Company's financial reporting process on behalf of the board and report the results of their activities to the board. Management is responsible for preparing the Company's financial statements, and the independent auditors are responsible for auditing those financial statements. The committee will endeavor to set the overall corporate "tone" for quality financial reporting, sound business risk practices, and ethical behavior.

The following shall be the principal recurring processes of the audit committee in carrying out its oversight responsibilities. The processes are set forth as a guide with the understanding that the committee may supplement them as appropriate.

* The committee shall have a clear understanding with management and the independent auditors that the independent auditors are ultimately accountable to the board and the audit committee, as representatives of the Company's shareholders. The committee shall have the ultimate authority and responsibility to evaluate and, where appropriate, replace the independent auditors. The committee shall discuss with the auditors their independence from management and the Company and the matters included in the written disclosures required by the Independence Standards Board. Annually, the committee shall review and recommend to the board the selection of the Company's independent auditors, subject to shareholders' approval.

* The committee shall discuss with the independent auditors the overall scope and plans for their respective audits including the adequacy of staffing and compensation. Also, the committee shall discuss with management and the independent auditors the adequacy and effectiveness of the accounting and financial controls. Further, the committee shall meet separately with the independent auditors, with and without management present, to discuss the results of their examinations.

* The committee shall review the interim financial statements with management and the independent auditors prior to the filing of the Company's Quarterly Report on Form 10-Q. Also, the committee shall discuss the results of the quarterly review and any other matters required to be communicated to the committee by the independent auditors under generally accepted auditing standards. The chair of the committee may represent the entire committee for the purposes of this review.

* The committee shall review with management and the independent auditors the financial statements to be included in the Company's Annual Report on Form 10-K (or the annual report to shareholders if distributed prior to the filing of Form 10-K), including their judgment about the quality, not just acceptability, of accounting principles, the reasonableness of significant judgments, and the clarity of the disclosures in the financial statements. Also, the committee shall discuss the results of the annual audit and any other matters required to be communicated to the committee by the independent auditors under generally accepted auditing standards.

Indemnification
The Audit Committee members will be indemnified by the Company to the maximum extent provided under Minnesota law or in accordance with any indemnification agreements between the Company and such committee members.

                                    EXHIBIT B
                             AUDIT COMMITTEE REPORT
                                  June 1, 2001

The Audit Committee reviews the Company's financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for the financial statements and the reporting process. The Company's independent auditors are responsible for expressing an opinion on the conformity of our audited financial statements to generally accepted accounting principles.

In this context, the Audit Committee has reviewed and discussed with management and the independent auditors the audited financial statements. The Audit Committee has discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 90 (Audit Committee Communications). In addition, the Audit Committee has received from the independent auditors the written disclosures required by Independence Standards Board No. 1 (independence discussions with Audit Committees) and discussed with them their independence from the Company and its management. The Audit Committee has also considered whether the independent auditors provision of other non-audit services to the Company is compatible with the auditors' independence. In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors, and the Board has approved, that the audited financial statements be included in the Company's Annual Report on SEC Form 10-KSB for the year ended March 31, 2001, for filing with the Securities and Exchange Commission.

FEES BILLED TO COMPANY BY ERNST & YOUNG, LLP DURING FISCAL 2001:

Audit Fees
Total fees of $46,500 were incurred by the Company relating to the audit of the March 31, 2001 financial statements, review of the financial statements included in the Company's fiscal year 2001 quarterly reports on Form 10-QSB and other matters directly relating to the March 31, 2001 audit and filing of the March 31, 2001 Form 10-KSB.

All Other Fees
Fees billed to the Company by Ernst & Young, LLP and associated entities during the Company's 2001 fiscal year for all other non-audit services rendered to the Company, including tax related services, and services related to the Company's reverse merger with Premis Corporation totaled $32,300.

AUDIT COMMITTEE MEMBERS
-----------------------
Terrence Glarner
Herbert Goronkin
Robert Irish

                                    Exhibit C
                                 NVE CORPORATION
                       2001 EMPLOYEE STOCK PURCHASE PLAN

The following constitute the provisions of the 2001 Employee Stock Purchase Plan of NVE Corporation.

1. Purpose. The purpose of the Plan is to provide employees of the Company and its Designated Subsidiaries with an opportunity to purchase Common Stock of the Company. It is the intention of the Company to have the Plan qualify as an "Employee Stock Purchase Plan" under Section 423 of the Code. The provisions of the Plan shall, accordingly, be construed so as to extend and limit participation in a manner consistent with the requirements of that section of the Code.

2. Definitions.
(a) "Board" means the Board of Directors of the Company.

(b) "Code" means the Internal Revenue Code of 1986 as amended.

(c) "Common Stock" means the Common Stock of the Company.

(d) "Company" means NVE Corporation, a Minnesota corporation.

(e) "Compensation" means total cash compensation received by an Employee from the Company or a Designated Subsidiary. By way of illustration, but not limitation, Compensation includes regular compensation such as salary, wages, overtime, shift differentials, bonuses, commissions and incentive compensation, but excludes relocation, expense reimbursements, tuition or other reimbursements and income realized as a result of participation in any stock option, stock purchase, or similar plan of the Company or any Designated Subsidiary.

(f) "Continuous Status as an Employee" means the absence of any interruption or termination of service as an Employee. Continuous Status as an Employee shall not be considered interrupted in the case of (i) sick leave; (ii) military leave; (iii) any other leave of absence approved by the Administrator, provided that such leave is for a period of not more than 90 days, unless reemployment upon the expiration of such leave is guaranteed by contract or statute, or unless provided otherwise pursuant to Company policy adopted from time to time; or (iv) in the case of transfers between locations of the Company or between the Company and its Designated Subsidiaries.

(g) "Contributions" means all amounts credited to the account of a participant pursuant to the Plan.

(h) "Corporate Transaction" means a sale of all or substantially all of the Company's assets, or a merger, consolidation or other capital reorganization of the Company with or into another corporation, or any other transaction or series of related transactions in which the Company's shareholders immediately prior thereto own less than 50% of the voting stock of the Company (or its successor or parent) immediately thereafter.

(i) "Designated Subsidiaries" means the Subsidiaries that have been designated by the Board from time to time in its sole discretion as eligible to participate in the Plan; provided however that the Board shall only have the discretion to designate Subsidiaries if the issuance of options to such Subsidiary's Employees pursuant to the Plan would not cause the Company to incur adverse accounting charges.

(j) "Employee" means any person, including an Officer, who is an Employee for tax purposes and who is customarily employed for at least twenty (20) hours per week and more than five (5) months in a calendar year by the Company or one of its Designated Subsidiaries.

(k) "Exchange Act" means the Securities Exchange Act of 1934, as amended.

(l) "Offering Date" means the first business day of each Offering Period of the Plan.

(m) "Offering Period" means a period of three (3) months commencing on each January 1, April1, July 1 and October.

(n) "Officer" means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

(o) "Plan" means this NVE Corporation 2001 Employee Stock Purchase Plan.

(p) "Purchase Date" means the last day of each Offering Period of the Plan.

(q) "Purchase Price" means with respect to a Offering Period an amount equal to 85% of the Fair Market Value (as defined in Section 7(b) below) of a Share of Common Stock on the Offering Date or on the Purchase Date, whichever is lower; provided, however, that in the event (i) of any increase in the number of Shares available for issuance under the Plan as a result of a shareholder-approved amendment to the Plan, and (ii) all or a portion of such additional Shares are to be issued with respect to one or more Offering Periods that are underway at the time of such increase ("Additional Shares"), and (iii) the Fair Market Value of a Share of Common Stock on the date of such increase (the "Approval Date Fair Market Value") is higher than the Fair Market Value on the Offering Date for any such Offering Period, then in such instance the Purchase Price with respect to Additional Shares shall be 85% of the Approval Date Fair Market Value or the Fair Market Value of a Share of Common Stock on the Purchase Date, whichever is lower.

(r) "Share" means a share of Common Stock, as adjusted in accordance with
Section 19 of the Plan.

(s) "Subsidiary" shall have the meaning set forth in Code Section 424(f).

3. Eligibility.
(a) Any person who is an Employee as of the Offering Date of a given Offering Period and who has had Continuous Status as an Employee for at least twelve
(12) months immediately prior to such Offering Date shall be eligible to participate in such Offering Period under the Plan, subject to the requirements of Section 5(a) and the limitations imposed by Section 423(b) of the Code.

(b) Any provisions of the Plan to the contrary notwithstanding, no Employee shall be granted an option under the Plan if: (i) immediately after the grant, such Employee (or any other person whose stock would be attributed to such

Employee pursuant to Section 424(d) of the Code) would own capital stock of the Company and/or hold outstanding options to purchase stock possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Company or of any subsidiary of the Company; or (ii) such option would permit his or her rights to purchase stock under all employee stock purchase plans (described in Section 423 of the Code) of the Company and its Subsidiaries to accrue at a rate that exceeds Twenty-Five Thousand Dollars ($25,000) of the Fair Market Value (as defined in Section 7(b) below) of such stock (determined at the time such option is granted) for each calendar year in which such option is outstanding at any time.

4. Offering Periods.
(a) Offering Periods. The Plan shall be generally implemented by a series of Offering Periods of three (3) months' duration, with new Offering Periods (other than the first Offering Period) commencing on or about January 1, April 1, July 1 and October 1 of each year (or at such other time or times as may be determined by the Board of Directors). The first Offering Period shall commence on October 1, 2001, and continue until December 31, 2001. The Plan shall continue until terminated in accordance with Section 18 hereof. The Board shall have the power to change the duration and/or the frequency of Offering Periods with respect to future offerings without shareholder approval if such change is announced at least five (5) days prior to the scheduled beginning of the first Offering Period to be affected.

(b) The last day of each Offering Period is the "Purchase Date" for such Offering Period.

5. Participation.
(a) An eligible Employee may become a participant in the Plan by completing a subscription agreement on the form provided by the Company and filing it with the Chief Financial Officer of the Company or the stock brokerage or other financial services firm designated by the Company (the "Designated Broker") prior to the applicable Offering Date, unless a later time for filing the subscription agreement is set by the Board for all eligible Employees with respect to a given Offering Period. The subscription agreement shall set forth the percentage of the participant's Compensation (subject to Section 6(a) below) to be paid as Contributions pursuant to the Plan.

(b) Payroll deductions shall commence on the first full payroll date following the Offering Date and shall end on the last payroll paid on or prior to the Purchase Date of the Offering Period to which the subscription agreement is applicable, unless sooner terminated by the participant as provided in Section 10.

6. Method of Payment of Contributions.
(a) A participant shall elect to have payroll deductions made on each payday during the Offering Period in an amount not less than one percent (1%) and not more than ten percent (10%) (or such other percentage as the Board may establish from time to time before an Offering Date) of such participant's Compensation on each payday during the Offering Period. All payroll deductions made by a participant shall be credited to his or her account under the Plan.
A participant may not make any additional payments into such account.

(b) A participant may discontinue his or her participation in the Plan as provided in Section 10, or, unless otherwise provided by the Board, on one occasion only during an Offering Period may decrease the rate of his or her

Contributions with respect to the ongoing Offering Period, by completing and filing with the Company a new subscription agreement authorizing a change in the payroll deduction rate. The change in rate shall be effective as of the beginning of the next calendar month following the date of filing of the new subscription agreement, if the agreement is filed at least ten (10) business days prior to such date and, if not, as of the beginning of the next succeeding calendar month.

(c) Notwithstanding the foregoing, to the extent necessary to comply with
Section 423(b)(8) of the Code and Section 3(b) herein, a participant's payroll deductions may be decreased during any Offering Period.

7. Grant of Option.
(a) On the Offering Date of each Offering Period, each eligible Employee participating in such Offering Period shall be granted an option to purchase on each Purchase Date a number of Shares of the Company's Common Stock determined by dividing such Employee's Contributions accumulated prior to such Purchase Date and retained in the participant's account as of the Purchase Date by the applicable Purchase Price; provided however that the maximum number of Shares an Employee may purchase during each Offering Period shall be 25,000 Shares (subject to any adjustment pursuant to Section 18 below), and provided further that such purchase shall be subject to the limitations set forth in Sections 3(b) and 13.

(b) The fair market value of the Company's Common Stock on a given date (the "Fair Market Value") shall be determined by the Board in its discretion based on the closing sales price of the Common Stock for such date (or, in the event that the Common Stock is not traded on such date, on the immediately preceding trading date), on a national securities exchange, as reported in The Wall Street Journal; or if such price is not so reported, the mean of the bid and asked prices per share of the Common Stock on such date (or, in the event that the Common Stock is not traded on such date, on the immediately preceding trading date). If the Company's Common Stock is not admitted for trading on a national securities exchange as of the date on which Fair Market Value is to be determined, then Fair Market Value shall be determined in such manner as may be established or specified by the Board from time to time.

8. Exercise of Options. Unless a participant withdraws from the Plan as provided in Section 10, his or her option for the purchase of Shares will be exercised automatically on each Purchase Date of an Offering Period, and the maximum number of full Shares subject to the option will be purchased at the applicable Purchase Price with the accumulated Contributions in his or her account. No fractional Shares shall be issued. Any payroll deductions accumulated in a participant's account that are not sufficient to purchase a full Share shall be retained in the participant's account for the subsequent Offering Period, subject to earlier withdrawal by the participant as provided in Section 10 below. Any other amounts left over in the participant's account after a Purchase Date shall be returned to the participant. The Shares purchased upon exercise of an option hereunder shall be deemed to be transferred to the participant on the Purchase Date. During his or her lifetime, a participant's option to purchase Shares hereunder is exercisable only by him or her.

9. Delivery. As promptly as practicable after each Purchase Date of each Offering Period, the number of Shares purchased by each participant upon exercise of his or her option shall delivered to the recipient, or if authorized by the Board, be deposited into an account established in the participant's name with the Designated Broker.

10. Voluntary Withdrawal; Termination of Employment.
(a) A participant may withdraw all but not less than all the Contributions credited to his or her account under the Plan at any time prior to each Purchase Date by giving written notice to the Company or the Designated Broker, as directed by the Company. All of the participant's Contributions credited to his or her account will be paid to him or her promptly after receipt of his or her notice of withdrawal, and his or her option for the current period will be automatically terminated, and no further Contributions for the purchase of Shares will be made during the Offering Period.

(b) Upon termination of the participant's Continuous Status as an Employee prior to the Purchase Date of an Offering Period for any reason, including retirement or death, the Contributions credited to his or her account will be returned to him or her or, in the case of his or her death, to the person or persons entitled thereto under Section 14, and his or her option will be automatically terminated.

(c) In the event an Employee fails to remain in Continuous Status as an Employee of the Company for at least twenty (20) hours per week during the Offering Period of which the Employee is a participant, he or she will be deemed to have elected to withdraw from the Plan and the Contributions credited to his or her account will be returned to him or her and his or her option terminated.

(d) A participant's withdrawal from an offering will not have any effect upon his or her eligibility to participate in a succeeding offering or in any similar plan that may hereafter be adopted by the Company.

11. Interest. No interest shall accrue on the Contributions of a participant in the Plan.

12. Stock.
(a) Subject to adjustment as provided in Section 18, the maximum number of Shares which shall be made available for sale under the Plan shall be 1,000,000 Shares (on a post-split basis), plus an automatic annual increase on the first day of each of the Company's fiscal years beginning in 2001 and ending in 2010 equal to the lesser of (i) 100,000 Shares (on a post-split basis), (ii) .5% of the Shares outstanding on the last day of the immediately preceding fiscal year or (iii) a lesser amount determined by the Board. If the Board determines that, on a given Purchase Date, the number of shares with respect to which options are to be exercised may exceed (i) the number of shares of Common Stock that were available for sale under the Plan on the Offering Date of the applicable Offering Period, or (ii) the number of shares available for sale under the Plan on such Purchase Date, the Board may in its sole discretion provide that the Company shall make a pro rata allocation of the Shares of Common Stock available for purchase on such Offering Date or Purchase Date, as applicable, in as uniform a manner as shall be practicable and as it shall determine in its sole discretion to be equitable among all participants exercising options to purchase Common Stock on such Purchase Date.

(b) The participant shall have no interest or voting right in Shares covered by his or her option until such option has been exercised.

(c) Shares to be delivered to a participant under the Plan will be registered in the name of the participant or in the name of the participant and his or her spouse.

13. Administration. The Board, or a committee named by the Board, shall supervise and administer the Plan and shall have full power to adopt, amend and rescind any rules deemed desirable and appropriate for the administration of the Plan and not inconsistent with the Plan, to construe and interpret the Plan, and to make all other determinations necessary or advisable for the administration of the Plan.

14. Designation of Beneficiary.
(a) A participant may designate a beneficiary who is to receive any Shares and cash, if any, from the participant's account under the Plan in the event of such participant's death subsequent to the end of an Offering Period but prior to delivery to him or her of such Shares and cash. In addition, a participant may designate a beneficiary who is to receive any cash from the participant's account under the Plan in the event of such participant's death prior to the Purchase Date of an Offering Period. Beneficiary designations under this
Section 14(a) shall be made as directed by the Chief Financial Officer of the Company.

(b) Such designation of beneficiary may be changed by the participant at any time by written notice. In the event of the death of a participant and in the absence of a beneficiary validly designated under the Plan who is living at the time of such participant's death, the Company shall deliver such Shares and/or cash to the executor or administrator of the estate of the participant, or if no such executor or administrator has been appointed (to the knowledge of the Company), the Company, in its discretion, may deliver such Shares and/or cash to the spouse or to any one or more dependents or relatives of the participant, or if no spouse, dependent or relative is known to the Company, then to such other person as the Company may designate.

15. Transferability. Neither Contributions credited to a participant's account nor any rights with regard to the exercise of an option or to receive Shares under the Plan may be assigned, transferred, pledged or otherwise disposed of in any way (other than by will, the laws of descent and distribution, or as provided in Section 14) by the participant. Any such attempt at assignment, transfer, pledge or other disposition shall be without effect, except that the Company may treat such act as an election to withdraw funds in accordance with
Section 10.

16. Use of Funds. All Contributions received or held by the Company under the Plan may be used by the Company for any corporate purpose, and the Company shall not be obligated to segregate such Contributions.

17. Reports. Individual accounts will be maintained for each participant in the Plan. Statements of account will be provided to participants by the Company or the Designated Broker at least annually, which statements will set forth the amounts of Contributions, the per Share Purchase Price, the number of Shares purchased and the remaining cash balance, if any.

18. Adjustments Upon Changes in Capitalization; Corporate Transactions.
(a) Adjustment. Subject to any required action by the shareholders of the Company, the number of Shares covered by each option under the Plan that has not yet been exercised and the number of Shares that have been authorized for issuance under the Plan but have not yet been placed under option

(collectively, the "Reserves"), as well as the maximum number of shares of Common Stock that may be purchased by a participant in an Offering Period, the number of shares of Common Stock set forth in Section 12(a)(i) above, and the price per Share of Common Stock covered by each option under the Plan that has not yet been exercised, shall be proportionately adjusted for any increase or decrease in the number of issued Shares resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock (including any such change in the number of Shares of Common Stock effected in connection with a change in domicile of the Company), or any other increase or decrease in the number of Shares effected without receipt of consideration by the Company; provided however that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive.

(b) Corporate Transactions. In the event of a dissolution or liquidation of the Company, any Offering Period then in progress will terminate immediately prior to the consummation of such action, unless otherwise provided by the Board. In the event of a Corporate Transaction, each option outstanding under the Plan shall be assumed or an equivalent option shall be substituted by the successor corporation or a parent or Subsidiary of such successor corporation. In the event that the successor corporation refuses to assume or substitute for outstanding options, each Offering Period then in progress shall be shortened and a new Purchase Date shall be set (the "New Purchase Date"), as of which date any Offering Period then in progress will terminate. The New Purchase Date shall be on or before the date of consummation of the transaction and the Board shall notify each participant in writing, at least ten (10) days prior to the New Purchase Date, that the Purchase Date for his or her option has been changed to the New Purchase Date and that his or her option will be exercised automatically on the New Purchase Date, unless prior to such date he or she has withdrawn from the Offering Period as provided in Section 10. For purposes of this Section 18, an option granted under the Plan shall be deemed to be assumed, without limitation, if, at the time of issuance of the stock or other consideration upon a Corporate Transaction, each holder of an option under the Plan would be entitled to receive upon exercise of the option the same number and kind of shares of stock or the same amount of property, cash or securities as such holder would have been entitled to receive upon the occurrence of the transaction if the holder had been, immediately prior to the transaction, the holder of the number of Shares of Common Stock covered by the option at such time (after giving effect to any adjustments in the number of Shares covered by the option as provided for in this Section 18); provided however that if the consideration received in the transaction is not solely common stock of the successor corporation or its parent (as defined in Section 424(e) of the Code), the Board may, with the consent of the successor corporation, provide for the consideration to be received upon exercise of the option to be solely common stock of the successor corporation or its parent equal in Fair Market Value to the per Share consideration received by holders of Common Stock in the transaction.

The Board may, if it so determines in the exercise of its sole discretion, also make provision for adjusting the Reserves, as well as the price per Share of Common Stock covered by each outstanding option, in the event that the Company effects one or more reorganizations, recapitalizations, rights offerings or other increases or reductions of Shares of its outstanding Common Stock, and in the event of the Company's being consolidated with or merged into any other corporation.

19. Amendment or Termination.
(a) The Board may at any time and for any reason terminate or amend the Plan. Except as provided in Section 18, no such termination of the Plan may affect options previously granted, provided that the Plan or an Offering Period may be terminated by the Board on a Purchase Date or by the Board's setting a new Purchase Date with respect to an Offering Period then in progress if the Board determines that termination of the Plan and/or the Offering Period is in the best interests of the Company and the shareholders or if continuation of the Plan and/or the Offering Period would cause the Company to incur adverse accounting charges as a result of a change after the effective date of the Plan in the generally accepted accounting rules applicable to the Plan. Except as provided in Section 18 and in this Section 19, no amendment to the Plan shall make any change in any option previously granted that adversely affects the rights of any participant. In addition, to the extent necessary to comply with Rule 16b-3 under the Exchange Act, or under Section 423 of the Code (or any successor rule or provision or any applicable law or regulation), the Company shall obtain shareholder approval in such a manner and to such a degree as so required.

(b) Without shareholder consent and without regard to whether any participant rights may be considered to have been adversely affected, the Board shall be entitled to change the Offering Periods, limit the frequency and/or number of changes in the amount withheld during an Offering Period, establish the exchange ratio applicable to amounts withheld in a currency other than U.S. dollars, permit payroll withholding in excess of the amount designated by a participant in order to adjust for delays or mistakes in the Company's processing of properly completed withholding elections, establish reasonable waiting and adjustment periods and/or accounting and crediting procedures to ensure that amounts applied toward the purchase of Common Stock for each participant properly correspond with amounts withheld from the participant's Compensation, and establish such other limitations or procedures as the Board determines in its sole discretion advisable that are consistent with the Plan.

20. Notices. All notices or other communications by a participant to the Company under or in connection with the Plan shall be deemed to have been duly given when received in the form specified by the Company at the location, or by the person, designated by the Company for the receipt thereof.

21. Conditions Upon Issuance of Shares. Shares shall not be issued with respect to an option unless the exercise of such option and the issuance and delivery of such Shares pursuant thereto shall comply with all applicable provisions of law, domestic or foreign, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, applicable state securities laws and the requirements of any stock exchange upon which the Shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

As a condition to the exercise of an option, the Company may require the person exercising such option to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned applicable provisions of law.

22. Term of Plan; Effective Date. The Plan shall become effective upon approval by the Company's shareholders. It shall continue in effect for a term of ten (10) years unless sooner terminated under Section 19.

23. Additional Restrictions of Rule 16b-3. The terms and conditions of options granted hereunder to, and the purchase of Shares by, persons subject to Section 16 of the Exchange Act shall comply with the applicable provisions of Rule 16b-
3. The Plan shall be deemed to contain, the options granted under the Plan shall contain, and the Shares issued upon exercise thereof shall be subject to, such additional conditions and restrictions as may be required by Rule 16b-3 to qualify for the maximum exemption from Section 16 of the Exchange Act with respect to Plan transactions.

                             [NVE CORPORATION LOGO]

                    PROXY FOR THE ANNUAL MEETING OF STOCKHOLDERS
                 THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

The undersigned hereby appoints Richard George and Daniel A. Baker, or either of them, the attorneys and proxies of the undersigned, with full power of substitution, to attend the annual meeting of shareholders of NVE Corporation, a Minnesota corporation (hereinafter called the "Company"), to be held on Thursday, July 19, 2001 at 3:30 p.m., local time, at the Marriott City Center Hotel, 30 South Seventh Street, Minneapolis, Minnesota 55402, and any adjournment thereof, and thereat to vote the undersigned's shares in the Company.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER SPECIFIED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2, 3, AND 4.

      PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE
                               ENCLOSED ENVELOPE.

                      SEE REVERSE FOR VOTING INSTRUCTIONS.

        THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ITEMS 1, 2, 3, AND 4.

1.  Election of directors: To elect the management slate of directors.
    01 Terrence Glarner   03 James Daughton   05 Robert Irish
    02 Daniel A. Baker    04 Herbert Goronkin
[ ] Vote FOR all nominees (except as marked) [ ] Vote WITHHELD from all nominees

Instructions: To withhold authority to vote for any nominee, strike a line through the name(s).

2.  Proposal to amend the 2000 NVE Stock Option Plan.
[ ] For     [ ] Against     [ ] Abstain

3.  Proposal to approve adoption of the 2001 NVE Employee Stock Purchase Plan.
[ ] For     [ ] Against     [ ] Abstain

4.  Proposal to engage Ernst & Young, LLP as the independent certified public accountants to audit the financial
    statements of the Company for the fiscal year ending
    March 31, 2001.    [ ] For     [ ] Against     [ ] Abstain

5. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

The undersigned hereby acknowledges receipt of Notice of said Annual Meeting and the accompanying Proxy Statement, each dated June 15, 2001.

Date __________________________________

Signature(s) in Box
 ___________________________________________
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|___________________________________________|

Please sign exactly as name appears on the label. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.